Exhibit 99.2

Slide Insurance Holdings, Inc. Declares Quarterly Dividend of $0.07 per Share and One-Time Special Dividend of $1.50 per Share

Tampa, Florida, October 27, 2026 – Slide Insurance Holdings, Inc. (“Slide” or the “Company”) (Nasdaq: SLDE) announced today that its Board of Directors (“Board”) has declared a quarterly dividend of $0.07 per common share and a one-time special dividend of $1.50 per common share. The quarterly dividend and special dividend will both be payable on November 30, 2026 to shareholders of record as of the close of business on November 23, 2026.

“Given the continued confidence we have in our business model and our long-term growth strategy, as well as the enduring strength of our balance sheet, Slide’s Board of Directors declared a one-time special dividend of $1.50 per share,” said Bruce Lucas, Chairman and Chief Executive Officer of Slide. “We are pleased to be able to continue returning value to our shareholders, while retaining ample capital to support our long-term growth initiatives and further profitably scale our business.”

The declaration and payment of dividends are subject to the discretion of Slide’s Board and depend on a variety of factors, including the Company’s financial condition and results of operations.

Forward-Looking Statements

Statements in this press release that are not historical facts are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “aim,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology and relate, without limitation, to the Company’s beliefs and expectations regarding the Company’s payment of quarterly cash dividends in the future, cash flow generation and sustainable long-term growth, and the Company’s ability to provide long-term value to its shareholders. These statements are only predictions based on Slide’s current expectations and projections about future events and are not guarantees of actual results, level of activity, performance or achievements. Although Slide believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, there are important factors that could cause the Company’s actual results, level of activity, performance or achievements to differ materially from those anticipated in any forward-looking statements, including, among others, our limited operating history; the success of the Company’s underwriting and profitability initiatives; inflation and other changes in economic conditions (including changes in interest rates and financial and real estate markets), including changes that may impact demand for our products and our operations; lack of effectiveness of exclusions and loss limitation methods in the insurance policies we assume or write; inherent uncertainty of our models and our reliance on such models as a tool to evaluate risk; the impact of macroeconomic conditions, including declining consumer confidence, inflation, high unemployment and the threat of recession; the impact of new federal and state regulations that affect the property and casualty insurance market and our failure to meet increased regulatory requirements, including minimum capital and surplus requirements; the cost of reinsurance, the collectability of reinsurance and our ability to obtain reinsurance coverage on terms and at a cost acceptable to us; assessments charged by various governmental agencies; pricing competition and other initiatives by competitors; our ability to obtain regulatory approval for requested rate changes, and the timing thereof; legislative and

Exhibit 99.2

regulatory developments; the outcome of litigation pending against us, including the terms of any settlements; risks related to the nature of our business; performance of our investment portfolio; the adequacy of our liability for losses and loss adjustment expense; ratings by industry services; catastrophe losses; reliance on key personnel; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes, wildfires and hail); acts of war and terrorist activities; court decisions and trends in litigation; and other matters described from time to time by us in our filings with the Securities and Exchange Commission.

Any forward-looking statement made by Slide in this press release speaks only as of the date on which it is made. Slide undertakes no obligation to update any forward-looking statement, whether as a result of new information, actual results, revised expectations or otherwise, except as may be required by law.

About Slide

Slide is a technology-enabled insurance company that makes it easy for homeowners to choose the right coverage for their unique needs and budgets. Slide's cutting-edge technology leverages artificial intelligence and big data to optimize and streamline every part of the insurance process. Based in Tampa, Fla., Slide was founded by Bruce and Shannon Lucas, insurance insiders with a deep understanding of how technology can be applied to achieve better underwriting outcomes. For more information, please visit https://www.slideinsurance.com.

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